ARTICLES OF AMENDMENT TO
ARTICLES OF INCORPORATION (PROFIT)
Form 205   NOT VALID AFTER JUNE 30, 2004
Read about  new forms at www.sos.state.co.us
Filing fee: $25.00
Deliver to: Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
This document must be typed or machine printed
Copies of filed documents may be obtained at www.sos.state.co.us

Pursuant to section 7-110-106 and part 3 of article 90 of title 7, Colorado Revised Statutes (C.R.S.), these Article of Amendments to its Articles of Incorporation are delivered to the Colorado Secretary of State for filing.

1.   The  name  of  the  corporation  is:  Vertica  Software,  Inc.
                                        ----------------------------------------
(If changing the name of the corporation, indicate name of corporation BEFORE the name change)

2. The date the following amendement(s) to the Articles of Incorporation was adopted: 6-21-2004
        ------------------------------------------------------------------------

3. The text of each amendment adopted (included attachment if additional space needed): See attached.
         -----------------------------------------------------------------------

4. If changing the corporation name, the new name of the corporation is:
                                                                        --------

5. If proving for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amended if not contained in the amendment itself:
                  --------------------------------------------------------------

6.   Indicate  manner  in  which  amendment(s)  was  adopted (mark only one):

          No  shares  have  been  issued  or  Directors  elected  -  Adopted  by
------    Incorporator(s)

          No shares have been issued but Directors have been elected - Adopted
------    by the board of directors

   X      Shares have been issued but shareholder action was not required
------    - Adopted by the board of directors

          The  number  of  votes  cast  for  the amendment(s) was sufficient for
------    approval  by  that  voting  group  -  Adopted  by  the  shareholders

7. Effective date (if not to be effective upon filing)                 (Not to
                                                      -----------------
exceed 90  days)

8. The (a) name or names, and (b) mailing address or addresses, of any one or more of the individuals who cause this documents to be delivered for filing, and to whom the Secretary of State may delivered notice if filing of this document is refused, are: Danyel Owens, Sonfield & Sonfield, 770 south Post Oak Lane, Suite 435, Houston, Texas 77056, Tel: 713-877-8333, Fax: 713-877-1547, email:
ldowens@sonfield.com

Please refer to section 7-90-301 (8), C.R.S.

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

                              ARTICLES OF AMENDMENT

                                       OF

                             VERTICA SOFTWARE, INC.

                                   ARTICLE IV
                                 CAPITALIZATION

     A series of Preferred Stock, $.001 par value, of the Corporation be and hereby is established and created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

                      SERIES A CONVERTIBLE PREFERRED STOCK
                      ------------------------------------

     1.  Designation  and  Amount.  There  shall  be a series of Preferred Stock
         ------------------------
designated as "Series A Convertible Preferred Stock," and the number of shares constituting such series shall be 5,000. Such series is referred to herein as the "Convertible Preferred Stock."

     2.   Stated  Capital. The amount to be represented in stated capital at all
          ---------------
times for each share of Convertible Preferred Stock shall be $.001.

     3.   Rank.  All  shares  of Convertible Preferred Stock shall rank prior to
          ----
all of the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

     4.   Dividends.  If  any  dividend  or  other distribution payable in cash,
          ---------
securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Convertible Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this Section 4 is declared or paid on the Convertible Preferred Stock.

     5.  Liquidation Preference.
         ----------------------

     (a) The liquidation value of shares of this Series, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the Company, shall be $1 per share, plus an amount equal to the dividends accrued and unpaid thereon to the payment date.

     (b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of shares of this Series (1) shall not be entitled to receive the liquidation value of such shares held by them until the liquidation value of all Senior Shares shall have been paid in full and (2) shall be entitled to receive the liquidation value of such shares held by them in preference to and in priority over any distributions upon the Common Shares and all Junior Shares. Upon payment in full of the liquidation value to which the holders of shares of this Series are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Company. If the assets of the Company are not sufficient to pay in full the liquidation value payable to the holders of shares of this Series and the liquidation value payable to the holders of all Parity Shares, the holders of all such shares shall share ratably in such distribution of assets in accordance with the amounts which would be payable on such distribution if the amounts to which the holders of shares of this Series and the holders of Parity Shares are entitled were paid in full.

     (c) Neither a consolidation or merger of the Company with or into any other corporation, nor a merger of any other corporation with or into the Company, nor a sale or transfer of all or any part of the Company's assets for cash or securities or other property shall be considered a liquidation, dissolution or winding-up of the Company within the meaning of this Paragraph 5.

     6.     Voting Rights.  Except as otherwise required by law, each share of
            -------------
outstanding Series A Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Series A Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Articles of Amendment, the holders of shares of Common Stock and Series A Preferred Stock shall vote together and not as separate classes.

     7.   No  Redemption.  The  shares  of  Convertible  Preferred Stock are not
          --------------
redeemable.

     8.   Conversion  Provisions.
          ----------------------

     (a)  Conversion at Option of Holders. Provided that, and only to the extent
         -------------------------------
that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion, each share of Convertible Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the date fixed by the Corporation for redemption or conversion of such share as herein provided, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, initially at the rate ("Conversion Ratio") of three hundred (300) shares of Common Stock for each full share of Convertible Preferred Stock.

     For the purpose of this Articles of Amendment, the term "Common Stock" shall initially mean the class designated as Common Stock, par value $.001 per share, of the Corporation as of May 25, 2004 subject to adjustment as hereinafter provided.

     (b)  Automatic Conversion. Upon the occurrence of a Recapitalization Event,
          --------------------
each outstanding share of Series A Preferred Stock shall automatically be converted, without cost, on the terms set forth in this Section into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion. A "Recapitalization Event" shall be deemed to occur upon either (i) effectiveness of a filing in the office of the Secretary of State of Colorado, or such other state in which the Corporation is legally domiciled, of an amendment to (or amendment and restatement of) the Articles of Incorporation or other charter document of the Corporation that increases the number of authorized shares of Common Stock to a sufficient number (after taking into account all shares reserved for issuance by the Board of Directors) so as to enable the conversion of all outstanding shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect, (ii) a reduction or increase in the number of outstanding shares of Common Stock by any means including a "reverse split," "forward split," stock dividend or share reduction, or (iv) the effective date of any other corporate action that reduces or increases the number of outstanding shares of Common Stock or enables the conversion of all outstanding shares of Convertible Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect.

     (c)  Mechanics  of  Conversion.
          --------------------------

     (i)  Optional  Conversion.  Any  holder  of shares of Convertible Preferred
          --------------------
Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Convertible Preferred Stock at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.

     No adjustments in respect of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Convertible Preferred Stock.

     Any unpaid dividends on shares surrendered for conversion shall be paid upon the conversion of any shares of Convertible Preferred Stock by issuing additional shares of Common Stock with an aggregate value (as defined below) equal to all accrued and unpaid dividends on the shares of Convertible Preferred Stock converted.

     The Corporation will, as soon as practicable after such deposit of certificates for Convertible Preferred Stock accompanied by the written notice and, compliance with any other conditions herein contained, deliver at the office of the transfer agent to the person for whose account such shares of Convertible Preferred Stock were so surrendered, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Convertible Preferred Stock to be converted, and the person or person entitled to receive the Common Stock deliverable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Convertible Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date.

     (ii)  Automatic  Conversion.  The  Corporation shall give written notice to
           ---------------------
each holder of a share of Series A Preferred Stock within ten (10) days after the effectiveness of a Recapitalization Event. When conversion of such shares is effective, each holder of shares so converted may surrender the certificate therefor at the office of the Corporation or any transfer agent for the Series A Preferred Stock. Upon such surrender, the Corporation shall issue and deliver to each holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall the next highest whole number of shares of Common Stock.

     The conversion of shares of Series A Preferred Stock shall be effective simultaneously with the effectiveness of a Recapitalization Event, whether or not the certificates representing such shares of Series A Preferred Stock shall have been surrendered or new certificates representing the shares of Common Stock into which such shares have been converted shall have been issued and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any dividends or distributions declared but unpaid on the Common Stock to which the Series A Preferred Stock is entitled pursuant to Section 4 above, shall be paid on the payment date therefore.

     (d)  The  Conversion  Ratio  shall  be  subject  to  adjustment as follows:

     (i) In case the Company shall (A) pay a dividend or make a distribution in Common Stock, or (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number (but not smaller number) of shares, the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio thereafter shall be determined by multiplying the Conversion Ratio at which such shares of this Series were theretofore convertible by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately following such action and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or reclassification.

     (ii) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date therefor) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause
(d)) at the record date therefor (the "Current Market Price"), or in case the Company shall issue other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock deliverable upon conversion or exchange thereof less than the Current Market Price; then the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio therefor shall be equal to the price determined by multiplying the Conversion Ratio at which shares of this Series were theretofore convertible by a fraction of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares, convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause
(d). Such adjustment shall be made whenever such convertible or exchangeable securities rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such securities. However upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Ratio pursuant to this subclause (ii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Ratio shall be recomputed immediately upon such expiration and effective immediately upon such expiration shall be increased to the price it would have been (but reflecting any other adjustments to the Conversion Ratio made pursuant to the provisions of this clause (d) after the issuance of such rights or warrants) had the adjustment of the Conversion Ratio made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

     (iii) In case the Company shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) shares of capital stock (other than Common Stock), evidences of its indebtedness or assets (excluding cash dividends) or rights to subscribe (excluding those referred to in subclause (ii) of this clause (d)), then in each such case the number of shares of Common Stock into which each share of this Series shall thereafter be convertible shall be determined by multiplying the number of shares of Common
Stock into which such share of this Series was theretofore convertible by a fraction of which the numerator shall be the number of outstanding shares of Common Stock multiplied by the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) on the date of such distribution and of which the denominator shall be the product of the number of outstanding shares of Common Stock and the Current Market Price per share of Common Stock, less the aggregate fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with the transfer agent for the shares of this Series) of the capital stock, assets or evidences of indebtedness so distributed or of such subscription rights. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

     (iv) For the purpose of any computation under subclause (ii) and (iii) of this clause (d), the Current Market Price per share of Common Stock at any date shall be deemed to be the average Sale Price for the thirty consecutive trading days commencing forty-five trading days before the day in question. As used herein, "Sale Price" means the closing sales price of the Common Stock (or if no sale price is reported, the average of the high and low bid prices) as reported by the principal national or regional stock exchange on which the Common Stock is listed or, if the Common Stock is not listed on a national or regional stock exchange, as reported by national Association of Securities Dealers Automated Quotation System and if not so reported then as reported by the Electronic Bulletin Board or the National Quotation Bureau Incorporated.

     (v) No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase or decrease of at least 1% in the price then in effect; provided, however, that any adjustments which by reason of this subclause (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 8 shall be made to the nearest cent.

     (vi) In the event that, at any time as a result of an adjustment made pursuant to subclause (i) or subclause (iii) of this clause (d), the holder of any share of this Series thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on the terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subclauses (i) through (v) of this clause (d), and the other provisions of this Clause (vi) with respect to the Common Stock shall apply on like terms to any such other shares.

     (vii) Whenever the conversion rate is adjusted, as herein provided, the Company shall promptly file with the transfer agent for this Series, a certificate of an officer of the Company setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Company shall promptly cause a notice of the adjusted conversion rate to be mailed to each registered holder of shares of this Series.

     (e) If any of the following events occur, namely (i) any reclassification or change (other than a combination of reclassification into a smaller number of shares) of outstanding shares of Common Stock issuable upon conversion of shares of this Series (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) or
(ii) any consolidation or merger to which the Company is a party (other than a consolidation or merger to which the Company is the continuing corporation and which does not result in any classification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) in, outstanding shares of Common Stock); then the Company or such successor, as the case may be, shall provide in its Certificate of Incorporation that each share of this Series shall be convertible into the kind and amount of shares of stock and other securities or property receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock issuable upon conversion of each such share of this Series immediately prior to such reclassification, change, consolidation or merger. Such Certificate of Incorporation shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in clause (d). The Company shall cause notice of the execution of any such event contemplated by this paragraph to be mailed to each holder of shares of this Series as soon as practicable.

     The above provisions of this clause (e) shall similarly apply to successive reclassifications, consolidations and mergers.

9.   Protective  Provisions.
     ----------------------

     (a)  Reservation  of  Shares; Transfer Taxes; Etc. The Corporation shall at
          --------------------------------------------
all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Colorado, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

     If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

     The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (b)  Class  Voting  Rights.  So  long as the Convertible Preferred Stock is
          ---------------------
outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Convertible Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Convertible Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Convertible Preferred Stock. A class vote on the part of the Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Convertible Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

     The affirmative vote or consent of the holders of a majority of the outstanding Convertible Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Convertible Preferred Stock and (ii) the Convertible Preferred Stock is, after such merger, consolidation or compulsory share exchange on a parity with or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Convertible Preferred Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Convertible Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).

     10.  Outstanding  Shares.  For  purposes of this Articles of Amendment, all
          -------------------
shares of Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Convertible Preferred Stock, all shares of Convertible Preferred Stock converted into Common Stock; (ii) the effective date of a Recapitalization Event defined in Section 8(b), and (iii) from the date of registration of transfer, all shares of Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

     11.  Certain  Definitions.  As  used  in  this  Articles  of Amendment, the
          --------------------
following terms shall have the following respective meanings:

     "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person. For purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term "controlling" and "controlled" having meanings correlative to the foregoing.

     "Common Shares" shall mean any stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, Common Shares issuable upon conversion of shares of this series shall include only shares of the class designated as common Shares as of the original date of issuance of shares of this Series, or shares f the Company of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

     "Junior Shares" shall mean Preference Shares of any series or class of the Company which are by their terms expressly made junior to shares of this Series at the time outstanding either as to dividends or as to the distribution of assets on any voluntary or involuntary liquidation of the Company.

     "Parity Shares" shall mean Preference Shares which are by their terms on a parity with the shares of this Series at the time outstanding both as to dividends and as to the distribution of assets on any voluntary or involuntary liquidation of the Company. For purposes of this paragraph 11 Parity Shares shall mean Preference Shares which are by their terms on a parity with the shares of this Series at the time outstanding as to dividends regardless of such Preference Shares preference with respect to liquidation.

     "Preference Shares" shall mean any class of shares of the Company ranking prior to at least one other class of shares of the Company as to dividends for purposes of paragraph 4 and the distribution of assets on any voluntary or involuntary liquidation of the Company for purposes of paragraph 5.

     12.  Registration  of  Securities.
          -----------------------------

          (a)  Securities  Not  Registered  Under  the  Securities  Act of 1933.
               -----------------------------------------------------------------
     Neither the shares of Convertible Preferred Stock nor the Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 or the laws of any state of the United States and may not be transferred without such registration or an exemption from registration.

          (b) Restrictive Legends. Each share of Convertible Preferred Stock and
              -------------------
     certificate for Common Stock issued upon the conversion of any shares of Convertible Preferred Stock, and each preferred stock certificate issued upon the transfer of any such shares of Convertible Preferred Stock or Common Stock (except as otherwise permitted by this Section 12), shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented hereby have not been registered under the Securities Act of 1933. Such securities may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

     12.  Preemptive  Rights.  The  Convertible  Preferred  is  not  entitled to
          ------------------
any preemptive or subscription rights in respect of any securities of the Corporation.

     13.  Severability  of  Provisions.  Whenever  possible,  each  provision
          ----------------------------
hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

                      SERIES B CONVERTIBLE PREFERRED STOCK
                      ------------------------------------

     1.  Designation  and  Amount.  There  shall  be a series of Preferred Stock
         -----------------------
designated as "Series B Convertible Preferred Stock," and the number of shares constituting such series shall be 2,000,000. Such series is referred to herein as the "Convertible Preferred Stock."

     2.  Stated  Capital.  The  amount  to  be  represented in stated capital at
         ---------------
all  times  for  each  share  of  Convertible  Preferred  Stock  shall be $.001.

     3.  Rank.  All  shares  of  Convertible Preferred Stock shall rank prior to
        -----
all of the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

     4.  Dividends.  If  any  dividend  or  other  distribution payable in cash,
         ---------
securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Convertible Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this Section 4 is declared or paid on the Convertible Preferred Stock.

     5.  Liquidation  Preference.
         ------------------------

     (a) The liquidation value of shares of this Series, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the Company, shall be $1 per share, plus an amount equal to the dividends accrued and unpaid thereon to the payment date.

     (b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of shares of this Series (1) shall not be entitled to receive the liquidation value of such shares held by them until the liquidation value of all Senior Shares shall have been paid in full and (2) shall be entitled to receive the liquidation value of such shares held by them in preference to and in priority over any distributions upon the Common Shares and all Junior Shares. Upon payment in full of the liquidation value to which the holders of shares of this Series are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Company. If the assets of the Company are not sufficient to pay in full the liquidation value payable to the holders of shares of this Series and the liquidation value payable to the holders of all Parity Shares, the holders of all such shares shall share ratably in such distribution of assets in accordance with the amounts which would be payable on such distribution if the amounts to which the holders of shares of this Series and the holders of Parity Shares are entitled were paid in full.

     (c) Neither a consolidation or merger of the Company with or into any other corporation, nor a merger of any other corporation with or into the Company, nor a sale or transfer of all or any part of the Company's assets for cash or securities or other property shall be considered a liquidation, dissolution or winding-up of the Company within the meaning of this Paragraph 5.

     6.  Voting  Rights.  Except  as  otherwise  required  by law, each share of
         --------------
outstanding Series B Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to 30 times the number (including any fraction) of shares of Common Stock into which such share of Series B Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Articles of Amendment, the holders of shares of Common Stock and Series B Preferred Stock shall vote together and not as separate classes.

     7.  No  Redemption.  The  shares  of  Convertible  Preferred  Stock are not
         -------------
redeemable.

     8.  Conversion Provisions.
         ---------------------

          (a)  Conversion  at  Option of Holders. Provided that, and only to the
               ---------------------------------
     extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion, each share of Convertible Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the date fixed by the Corporation for redemption or conversion of such share as herein provided, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, initially at the rate ("Conversion Ratio") of 98.6 shares of Common Stock for each full share of Convertible Preferred Stock.

          For the purpose of this Articles of Amendment, the term "Common Stock" shall initially mean the class designated as Common Stock, par value $.001 per share, of the Corporation as of May 25, 2004 subject to adjustment as hereinafter provided.

          (b)  Automatic  Conversion.  Upon the occurrence of a Recapitalization
               ---------------------
     Event, each outstanding share of Series B Preferred Stock shall automatically be converted, without cost, on the terms set forth in this
     Section into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion. A "Recapitalization Event" shall be deemed to occur upon either
     (i) effectiveness of a filing in the office of the Secretary of State of Colorado, or such other state in which the Corporation is legally domiciled, of an amendment to (or amendment and restatement of) the Articles of Incorporation or other charter document of the Corporation that increases the number of authorized shares of Common Stock to a sufficient number (after taking into account all shares reserved for issuance by the Board of Directors) so as to enable the conversion of all outstanding shares of Series B Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect, (ii) a reduction or increase in the number of outstanding shares of Common Stock by any means including a "reverse split," "forward split," stock dividend or share reduction, or (iv) the effective date of any other corporate action that reduces or increases the number of outstanding shares of Common Stock or enables the conversion of all outstanding shares of Convertible Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect.

     (c)  Mechanics  of  Conversion.
          --------------------------

          (i) Optional Conversion. Any holder of shares of Convertible Preferred
              -------------------
     Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Convertible Preferred Stock at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.

          No adjustments in respect of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Convertible Preferred Stock.

          Any unpaid dividends on shares surrendered for conversion shall be paid upon the conversion of any shares of Convertible Preferred Stock by issuing additional shares of Common Stock with an aggregate value (as defined below) equal to all accrued and unpaid dividends on the shares of Convertible Preferred Stock converted.

          The Corporation will, as soon as practicable after such deposit of certificates for Convertible Preferred Stock accompanied by the written notice and, compliance with any other conditions herein contained, deliver at the office of the transfer agent to the person for whose account such shares of Convertible Preferred Stock were so surrendered, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Convertible Preferred Stock to be converted, and the person or person entitled to receive the Common Stock deliverable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Convertible Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date.

          (ii)  Automatic  Conversion. The Corporation shall give written notice
                ---------------------
     to each holder of a share of Series B Preferred Stock within ten (10) days after the effectiveness of a Recapitalization Event. When conversion of such shares is effective, each holder of shares so converted may surrender the certificate therefor at the office of the Corporation or any transfer agent for the Series B Preferred Stock. Upon such surrender, the Corporation shall issue and deliver to each holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall the next highest whole number of shares of Common Stock.

          The conversion of shares of Series B Preferred Stock shall be effective simultaneously with the effectiveness of a Recapitalization Event, whether or not the certificates representing such shares of Series B Preferred Stock shall have been surrendered or new certificates representing the shares of Common Stock into which such shares have been converted shall have been issued and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any dividends or distributions declared but unpaid on the Common Stock to which the Series B Preferred Stock is entitled pursuant to Section 4 above, shall be paid on the payment date therefore.

     (d)  The  Conversion  Ratio  shall  be  subject  to  adjustment as follows:

          (i) In case the Company shall (A) pay a dividend or make a distribution in Common Stock, or (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number (but not smaller number) of shares, the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio thereafter shall be determined by multiplying the Conversion Ratio at which such shares of this Series were theretofore convertible by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately following such action and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or reclassification.

          (ii) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date therefor) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) at the record date therefor (the "Current Market Price"), or in case the Company shall issue other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock deliverable upon conversion or exchange thereof less than the Current Market Price; then the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio therefor shall be equal to the price determined by multiplying the Conversion Ratio at which shares of this Series were theretofore convertible by a fraction of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares, convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d). Such adjustment shall be made whenever such convertible or exchangeable securities rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such securities. However upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Ratio pursuant to this subclause (ii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Ratio shall be recomputed immediately upon such expiration and effective immediately upon such expiration shall be increased to the price it would have been (but reflecting any other adjustments to the Conversion Ratio made pursuant to the provisions of this clause (d) after the issuance of such rights or warrants) had the adjustment of the Conversion Ratio made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

          (iii) In case the Company shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) shares of capital stock (other than Common Stock), evidences of its indebtedness or assets (excluding cash dividends) or rights to subscribe (excluding those referred to in subclause (ii) of this clause (d)), then in each such case the number of shares of Common Stock into which each share of this Series shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of this Series was theretofore convertible by a fraction of which the numerator shall be the number of outstanding shares of Common Stock multiplied by the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) on the date of such distribution and of which the denominator shall be the product of the number of outstanding shares of Common Stock and the Current Market Price per share of Common Stock, less the aggregate fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with the transfer agent for the shares of this Series) of the capital stock, assets or evidences of indebtedness so distributed or of such subscription rights. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

          (iv) For the purpose of any computation under subclause (ii) and (iii) of this clause (d), the Current Market Price per share of Common Stock at any date shall be deemed to be the average Sale Price for the thirty consecutive trading days commencing forty-five trading days before the day in question. As used herein, "Sale Price" means the closing sales price of the Common Stock (or if no sale price is reported, the average of the high and low bid prices) as reported by the principal national or regional stock exchange on which the Common Stock is listed or, if the Common Stock is not listed on a national or regional stock exchange, as reported by national Association of Securities Dealers Automated Quotation System and if not so reported then as reported by the Electronic Bulletin Board or the National Quotation Bureau Incorporated.

          (v) No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase or decrease of at least 1% in the price then in effect; provided, however, that any adjustments which by reason of this subclause (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 8 shall be made to the nearest cent.

          (vi) In the event that, at any time as a result of an adjustment made pursuant to subclause (i) or subclause (iii) of this clause (d), the holder of any share of this Series thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on the terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subclauses (i) through (v) of this clause (d), and the other provisions of this Clause (vi) with respect to the Common Stock shall apply on like terms to any such other shares.

          (vii) Whenever the conversion rate is adjusted, as herein provided, the Company shall promptly file with the transfer agent for this Series, a certificate of an officer of the Company setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Company shall promptly cause a notice of the adjusted conversion rate to be mailed to each registered holder of shares of this Series.

     (e) If any of the following events occur, namely (i) any reclassification or change (other than a combination of reclassification into a smaller number of shares) of outstanding shares of Common Stock issuable upon conversion of shares of this Series (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) or
(ii) any consolidation or merger to which the Company is a party (other than a consolidation or merger to which the Company is the continuing corporation and which does not result in any classification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) in, outstanding shares of Common Stock); then the Company or such successor, as the case may be, shall provide in its Certificate of Incorporation that each share of this Series shall be convertible into the kind and amount of shares of stock and other securities or property receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock issuable upon conversion of each such share of this Series immediately prior to such reclassification, change, consolidation or merger. Such Certificate of Incorporation shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in clause (d). The Company shall cause notice of the execution of any such event contemplated by this paragraph to be mailed to each holder of shares of this Series as soon as practicable.

     The above provisions of this clause (e) shall similarly apply to successive reclassifications, consolidations and mergers.

9.  Protective Provisions.
    ---------------------

     (a)  Reservation  of  Shares; Transfer Taxes; Etc. The Corporation shall at
          --------------------------------------------
all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Colorado, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

     If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

     The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (b)  Class  Voting  Rights.  So  long as the Convertible Preferred Stock is
          ---------------------
outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Convertible Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Convertible Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Convertible Preferred Stock. A class vote on the part of the Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Convertible Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

The affirmative vote or consent of the holders of a majority of the outstanding Convertible Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Convertible Preferred Stock and (ii) the Convertible Preferred Stock is, after such merger, consolidation or compulsory share exchange on a parity with or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Convertible Preferred
Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Convertible Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).

     10.  Outstanding  Shares.  For  purposes of this Articles of Amendment, all
          -------------------
shares of Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Convertible Preferred Stock, all shares of Convertible Preferred Stock converted into Common Stock; (ii) the effective date of a Recapitalization Event defined in Section 8(b), and (iii) from the date of registration of transfer, all shares of Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

     11.  Certain  Definitions.  As  used  in  this  Articles  of Amendment, the
          -------------------
following terms shall have the following respective meanings:

     "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person. For purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term "controlling" and "controlled" having meanings correlative to the foregoing.

     "Common Shares" shall mean any stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, Common Shares issuable upon conversion of shares of this series shall include only shares of the class designated as common Shares as of the original date of issuance of shares of this Series, or shares f the Company of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

     "Junior Shares" shall mean Preference Shares of any series or class of the Company which are by their terms expressly made junior to shares of this Series at the time outstanding either as to dividends or as to the distribution of assets on any voluntary or involuntary liquidation of the Company.

     "Parity Shares" shall mean Preference Shares which are by their terms on a parity with the shares of this Series at the time outstanding both as to dividends and as to the distribution of assets on any voluntary or involuntary liquidation of the Company. For purposes of this paragraph 11 Parity Shares shall mean Preference Shares which are by their terms on a parity with the shares of this Series at the time outstanding as to dividends regardless of such Preference Shares preference with respect to liquidation.

     "Preference Shares" shall mean any class of shares of the Company ranking prior to at least one other class of shares of the Company as to dividends for purposes of paragraph 4 and the distribution of assets on any voluntary or involuntary liquidation of the Company for purposes of paragraph 5.

     12.  Registration  of  Securities.
          -----------------------------

          (a)  Securities  Not  Registered  Under  the  Securities  Act of 1933.
               -----------------------------------------------------------------
     Neither the shares of Convertible Preferred Stock nor the Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 or the laws of any state of the United States and may not be transferred without such registration or an exemption from registration.

          (b) Restrictive Legends. Each share of Convertible Preferred Stock and
              --------------------
     certificate for Common Stock issued upon the conversion of any shares of Convertible Preferred Stock, and each preferred stock certificate issued upon the transfer of any such shares of Convertible Preferred Stock or Common Stock (except as otherwise permitted by this Section 12), shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented hereby have not been registered under the Securities Act of 1933. Such securities may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

     12.  Preemptive  Rights.  The  Convertible  Preferred  is  not  entitled to
          ------------------
any preemptive or subscription rights in respect of any securities of the Corporation.

     13.  Severability  of  Provisions. Whenever possible, each provision hereof
          --------------------------
shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

     IN WITNESS WHEREOF, William F. Mason, President and Secretary, have
hereunto set our hands this      day of June, 2004.
                            ----

-----------------------------------------
William F. Mason, President and Secretary

State of Texas            )
                          )ss.
County of Travis          )

     On this     day of June, 2004, before me,                             , a
            ----                               ---------------------------
Notary Public in and for the State of Texas, personally appeared William F. Mason, known or identified to me (or proved to me on the oath of
                          )  to  be  the  President  and  Secretary  of  Vertica
--------------------------
Software, Inc., the corporation that executed the above instrument, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal that day and year in this certificate first above written.

{SEAL}

                    -----------------------------------------------------------
                    Notary Public for Colorado
                    My Commission Expires:
                                           ------------------------------------

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